EXHIBIT 10.1

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         This AMENDMENT NO. 3 TO CREDIT AGREEMENT (the "Amendment") is made and entered as of the 23rd day of June, 2000, by and among HEICO CORPORATION, a Florida corporation (together with its successors and permitted assigns, "Borrower"), the lenders which are or may in the future be listed on the signature pages to the Credit Agreement (as hereinafter defined), as amended, and hereto (together with their successors and permitted assigns, individually a "Lender" and collectively, the "Lenders"), and SUNTRUST BANK (formerly known as SunTrust Bank, South Florida, National Association), as agent for the Lenders (together with any successor agent appointed pursuant to the provisions of the Credit Agreement, the "Agent").

                                   BACKGROUND

         The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of July 30, 1998, as amended by Amendment No. 1 to Credit Agreement, dated as of July 30, 1998, and as further amended by Amendment No. 2 to Credit Agreement, dated as of May 12, 1999 (the "Credit Agreement"); the Lenders listed on the signature pages hereto other than SunTrust Bank (formerly known as SunTrust Bank, South Florida, National Association) ("SunTrust") became Lenders and parties to the Credit Agreement pursuant to Assignment And Acceptance Agreements, each dated October 7, 1998, between SunTrust and such respective Lenders; and

         The Borrower has requested, and the Lenders have determined, by unanimous decision of all of the Lenders signatory hereto, to extend the Revolving Credit Termination Date for one (1) additional year on the terms and conditions set forth in the Credit Agreement, as amended hereby; and all of the parties now desire to amend the Credit Agreement and to set forth the terms of such consent as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, and conditions herein, Borrower, the Lenders, and Agent agree as follows:

         1. The Definition of "Revolving Credit Termination Date" under Section
1.1 (Defined Terms) of the Credit Agreement shall be amended to provide in its entirety as follows:

                  "Revolving Credit Termination Date" means July 30, 2003 (or such later date as may be agreed to by the Lenders) or, if such day is not a Business Day, the next succeeding Business Day, or such earlier date on which all amounts outstanding hereunder and under the Revolving Credit Notes shall be due and payable pursuant to the terms hereof.

         2. The definition of "Guarantors" under Section 1.1 (Defined Terms) of the Credit Agreement shall be amended to provide in its entirety as follows:

         "Guarantor(s)" means individually and collectively, all present and all hereafter acquired or formed direct or indirect Subsidiaries of the Borrower, with the current Subsidiaries set forth on Schedule 1 hereto. As each new entity becomes a Subsidiary, the Borrower agrees that
         Schedule 1 will be deemed automatically amended without further action to include such entity, provided, however, the failure to include an entity on such schedule

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         shall not affect the status of an entity as a Subsidiary or Guarantor.
         All Guarantors jointly and severally guarantee the payment, collection and performance of all of the Obligations.

         3. Continuing Full Force and Effect of Credit Agreement. Except as amended by this Amendment, the Credit Agreement remains in full force and effect, without change, modification or amendment thereto.

         4. Counterparts; Faxed Signatures; Effective Date. This Amendment may be executed in multiple counterparts, and by facsimile transmission of signed counterparts, in any number, each of which shall be deemed an original, no one of which need contain all of the signatures of the parties, and as many of such counterparts as shall together contain all of the signatures of the parties shall be deemed to constitute one and the same instrument. A set of the counterparts of this Amendment signed by all parties hereto shall be lodged with Agent. This Amendment shall become effective upon receipt by Agent of original signed counterparts or facsimile confirmation of signed counterparts of this Amendment, each of which shall be deemed an original, from each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                 SIGNATURE PAGE

         Amendment No. 3 to Credit Agreement among HEICO Corporation, SunTrust Bank, as Agent, and the Lenders party thereto.

Witness:                                HEICO CORPORATION,
                                        a Florida corporation

                                        By:
---------------------------                ------------------------------------
                                        Name:  Thomas S. Irwin
                                        Title: Executive Vice President and
                                        Chief Financial Officer

                                                                         (SEAL)

                                        Address:
                                          HEICO CORPORATION
                                          3000 Taft Street
                                          Hollywood, FL  33021
                                          Attn: Thomas S. Irwin
                                                Executive Vice President and
                                                Chief Financial Officer

                                          Fax No. (954) 987-8228
                                          Confirming Tel. No. (954) 987-4000

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                                 SIGNATURE PAGE

         Amendment No. 3 to Credit Agreement among HEICO Corporation, SunTrust Bank, as Agent, and the Lenders party thereto.


Witness:                                SUNTRUST BANK (formerly known as
                                        SunTrust Bank, South Florida,
                                        National Association),
                                        a Georgia banking corporation,
                                        as Agent

                                        By:
---------------------------                ------------------------------------
                                        Name:
                                        Title:

                                        Address of Lending Office for Notice:
                                          501 East Las Olas Boulevard, 7th Floor
                                          Corporate Banking Division
                                          Fort Lauderdale, FL  33301
                                          Attn: Carol F. Fine
                                                Vice President
                                                Corporate & Investment Banking

                                          Fax No.  (954) 765-7240
                                          Confirming Tel. No. (954) 765-7151